                                                                    Exhibit 23.2

The Board of Directors
Southern States Cooperative, Incorporated:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                    /s/ KPMG LLP

Atlanta, Georgia
February 2, 2000